UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

Hanmi Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard, Ph-A

Los Angeles, California 90010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 6, 2012, Hanmi Financial Corporation (“Hanmi”) announced that the Federal Reserve Bank of San Francisco (the “FRB”) has informed Hanmi and Hanmi Bank (the “Bank”) that the Written Agreement entered into between Hanmi, the Bank, and the FRB on November 2, 2009 (the “Written Agreement”) has been terminated, effective December 4, 2012. Accordingly, the Bank is no longer subjected to any of the requirements imposed by the Written Agreement. A copy of the press release announcing the termination of the Written Agreement by the FRB is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Hanmi Financial Corporation, dated December 6, 2012, announcing the termination of the Written Agreement by the FRB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

Date: December 6, 2012	By:	/s/ Jay S. Yoo
Name: Jay S. Yoo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Hanmi Financial Corporation, dated December 6, 2012, announcing the termination of the Written Agreement by the FRB.